                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                              Information

Name:                             ESL Partners, L.P.

Address:                          1170 Kane Concourse, Suite 200,
                                  Bay Harbor Islands, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           October 21, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or         Lands' End, Inc. [LE]
Trading  Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group         Form filed by More than One Reporting Person
Filing:

Signature:                        By:    RBS Partners, L.P.
                                  Its:   General Partner

                                  By:    ESL Investments, Inc.
                                  Its:   General Partner

                                  By:    /s/ Edward S. Lampert
                                         --------------------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  October 25, 2016

2.   SPE I PARTNERS, LP

Item                              Information

Name:                             SPE I Partners, LP

Address:                          1170 Kane Concourse, Suite 200,
                                  Bay Harbor Islands, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           October 21, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or         Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group         Form filed by More than One Reporting Person
Filing:

Signature:                        By:    RBS Partners, L.P.
                                  Its:   General Partner

                                  By:    ESL Investments, Inc.
                                  Its:   General Partner

                                  By:    /s/ Edward S. Lampert
                                         --------------------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  October 25, 2016

3.   SPE MASTER I, LP

Item                              Information

Name:                             SPE Master I, LP

Address:                          1170 Kane Concourse, Suite 200,
                                  Bay Harbor Islands, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           October 21, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or         Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group         Form filed by More than One Reporting Person
Filing:

Signature:                        By:    RBS Partners, L.P.
                                  Its:   General Partner

                                  By:    ESL Investments, Inc.
                                  Its:   General Partner

                                  By:    /s/ Edward S. Lampert
                                         --------------------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  October 25, 2016

4.   RBS PARTNERS, L.P.

Item                              Information

Name:                             RBS Partners, L.P.

Address:                          1170 Kane Concourse, Suite 200,
                                  Bay Harbor Islands, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           October 21, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or         Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group         Form filed by More than One Reporting Person
Filing:

Signature:                        By:    ESL Investments, Inc.
                                  Its:   General Partner

                                  By:    /s/ Edward S. Lampert
                                         --------------------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  October 25, 2016

5.   ESL INVESTMENTS, INC.

Item                              Information

Name:                             ESL Investments, Inc.

Address:                          1170 Kane Concourse, Suite 200,
                                  Bay Harbor Islands, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           October 21, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker or         Lands' End, Inc. [LE]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group         Form filed by More than One Reporting Person
Filing:

Signature:
                                  By:    /s/ Edward S. Lampert
                                         --------------------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  October 25, 2016